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                             THE GLENMEDE FUND, INC.

                              200 Clarendon Street
                           Boston, Massachusetts 02116

                                  May 20, 2005

Dear Shareholder:

Enclosed is a notice of a special meeting of shareholders of the Core Fixed Income Portfolio of the Glenmede Fund, Inc. which is the mutual fund family advised by Glenmede Advisers, Inc., a subsidiary of The Glenmede Trust Company, N.A. ("Glenmede Trust"). Also enclosed is a proxy statement describing the purpose of the special meeting of shareholders. Additional information and a consent form from Glenmede Trust are also enclosed for independent fiduciaries of Glenmede Trust's employee benefit/Keogh/individual retirement account clients only and are not to be considered proxy soliciting material.

The purpose of the proxy and meeting is to solicit your support to change the fee arrangement within the Portfolio. Currently, there is no investment management fee within the Portfolio although Glenmede Trust does receive a shareholder servicing fee of 0.10% (10 basis points). Your account(s) is charged a Glenmede Trust account management fee based on its total assets. What we and Glenmede Advisers are proposing is to charge an investment management fee within the Portfolio of 0.35% (35 basis points) payable to Glenmede Advisers. Glenmede Trust has informed us that it will exclude your assets invested in the Core Fixed Income Portfolio from your Glenmede Trust account management fee. The proxy statement describes the proposal, and we encourage you to read it carefully.

We note that the proposed new 0.54% estimated expense ratio remains below both the median expense ratio of 0.76% and the average expense ratio of 0.715% for comparable mutual funds chosen by Lipper, Inc. and the proposed 0.35% advisory fee is below both the 0.398% median fee and the 0.418% average fee paid by those same funds.

We believe this proposed fee arrangement is reasonable and competitive for this product. Please be assured that we remain committed to providing our shareholders with a high quality investment portfolio at a reasonable cost. We would appreciate if you would complete and return the proxy card by June 15, 2005, and a return envelope is enclosed for your convenience.

Sincerely,


/s/ Mary Ann B. Wirts

Mary Ann B. Wirts
President
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                             THE GLENMEDE FUND, INC.

                              200 Clarendon Street
                           Boston, Massachusetts 02116

                                  May 20, 2005

Dear Shareholder:

Enclosed is a notice of a special meeting of shareholders of the International Portfolio of The Glenmede Fund, Inc. which is the mutual fund family advised by Glenmede Advisers, Inc., a subsidiary of The Glenmede Trust Company, N.A. ("Glenmede Trust"). Also enclosed is a proxy statement describing the purpose of the special meeting of shareholders. Additional information and a consent form from Glenmede Trust are also enclosed for independent fiduciaries of Glenmede Trust's employee benefit/Keogh/individual retirement account clients only and are not to be considered proxy soliciting material.

The purpose of the proxy and meeting is to solicit your support to change the fee arrangement within the Portfolio. Currently, there is no investment management fee within the Portfolio although Glenmede Trust does receive a shareholder servicing fee of 0.05% (5 basis points), which will increase to 0.25% (25 basis points) as of July 1, 2005. Your account(s) is charged a Glenmede Trust account management fee based on its total assets. What we and Glenmede Advisers are proposing is to charge an investment management fee within the Portfolio of 0.75% (75 basis points) payable to Glenmede Advisers. Glenmede Advisers will, in turn, pay a sub-advisory fee of 0.26% (26 basis points) to Philadelphia International Advisors, LP for its sub-investment advisory services. Glenmede Trust has informed us that it will exclude your assets invested in the International Portfolio from your Glenmede Trust account management fee. The proxy statement describes the proposals, and we encourage you to read it carefully.

We note that the proposed new 1.09% estimated expense ratio remains below both the median expense ratio of 1.245% and the average expense ratio of 1.32% for comparable mutual funds chosen by Lipper, Inc. and the proposed 0.75% advisory fee is below both the 0.800% median fee and the 0.783% average fee paid by those same funds.

We believe this proposed fee arrangement is reasonable and competitive for this product. Please be assured that we remain committed to providing our shareholders with a high quality investment portfolio at a reasonable cost. We would appreciate if you would complete and return the proxy card by June 15, 2005, and a return envelope is enclosed for your convenience.

Sincerely,


/s/ Mary Ann B. Wirts

Mary Ann B. Wirts
President
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                             THE GLENMEDE FUND, INC.

                              200 Clarendon Street
                           Boston, Massachusetts 02116

                                  May 20, 2005

Dear Shareholder:

Enclosed is a notice of a special meeting of shareholders of the Large Cap Value Portfolio of the Glenmede Fund, Inc. which is the mutual fund family advised by Glenmede Advisers, Inc., a subsidiary of The Glenmede Trust Company, N.A. ("Glenmede Trust"). Also enclosed is a proxy statement describing the purpose of the special meeting of shareholders. Additional information and a consent form from Glenmede Trust are also enclosed for independent fiduciaries of Glenmede Trust's employee benefit/Keogh/individual retirement account clients only and are not to be considered proxy soliciting material.

The purpose of the proxy and meeting is to solicit your support to change the fee arrangement within the Portfolio. Currently, there is no investment management fee within the Portfolio although Glenmede Trust does receive a shareholder servicing fee of 0.20% (20 basis points). Your account(s) is charged a Glenmede Trust account management fee based on its total assets. What we and Glenmede Advisers are proposing is to charge an investment management fee within the Portfolio of 0.55% (55 basis points) payable to Glenmede Advisers. Glenmede Trust has informed us that it will exclude your assets invested in the Large Cap Value Portfolio from your Glenmede Trust account management fee. The proxy statement describes the proposal, and we encourage you to read it carefully.

We note that the proposed new 0.86% estimated expense ratio remains below both the median expense ratio of 1.00% and the average expense ratio of 1.028% for comparable mutual funds chosen by Lipper, Inc. and the proposed 0.55% advisory fee is below both the 0.601% median fee and the 0.617% average fee paid by those same funds.

We believe this proposed fee arrangement is reasonable and competitive for this product. Please be assured that we remain committed to providing our shareholders with a high quality investment portfolio at a reasonable cost. We would appreciate if you would complete and return the proxy card by June 15, 2005, and a return envelope is enclosed for your convenience.

Sincerely,


/s/ Mary Ann B. Wirts

Mary Ann B. Wirts
President
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                             THE GLENMEDE FUND, INC.

                              200 Clarendon Street
                           Boston, Massachusetts 02116

                                  May 20, 2005

Dear Shareholder:

Enclosed is a notice of a special meeting of shareholders of the Strategic Equity Portfolio of the Glenmede Fund, Inc. which is the mutual fund family advised by Glenmede Advisers, Inc., a subsidiary of The Glenmede Trust Company, N.A. ("Glenmede Trust"). Also enclosed is a proxy statement describing the purpose of the special meeting of shareholders. Additional information and a consent form from Glenmede Trust are also enclosed for independent fiduciaries of Glenmede Trust's employee benefit/Keogh/individual retirement account clients only and are not to be considered proxy soliciting material.

The purpose of the proxy and meeting is to solicit your support to change the fee arrangement within the Portfolio. Currently, there is no investment management fee within the Portfolio although Glenmede Trust does receive a shareholder servicing fee of 0.20% (20 basis points). Your account(s) is charged a Glenmede Trust account management fee based on its total assets. What we and Glenmede Advisers are proposing is to charge an investment management fee within the Portfolio of 0.55% (55 basis points) payable to Glenmede Advisers. Glenmede Trust has informed us that it will exclude your assets invested in the Strategic Equity Portfolio from your Glenmede Trust account management fee. The proxy statement describes the proposal, and we encourage you to read it carefully.

We note that the proposed new 0.85% estimated expense ratio remains below both the median expense ratio of 0.96% and the average expense ratio of 0.967% for comparable mutual funds chosen by Lipper, Inc. and the proposed 0.55% advisory fee is below both the 0.600% median fee and the 0.614% average fee paid by those same funds.

We believe this proposed fee arrangement is reasonable and competitive for this product. Please be assured that we remain committed to providing our shareholders with a high quality investment portfolio at a reasonable cost. We would appreciate if you would complete and return the proxy card by June 15, 2005, and a return envelope is enclosed for your convenience.

Sincerely,


/s/ Mary Ann B. Wirts

Mary Ann B. Wirts
President
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                             THE GLENMEDE FUND, INC.

                              200 Clarendon Street
                           Boston, Massachusetts 02116

                                  May 20, 2005

Dear Shareholder:

Enclosed is a notice of a special meeting of shareholders of the U.S. Emerging Growth Portfolio (formerly, Small Capitalization Growth Portfolio) of The Glenmede Fund, Inc. which is the mutual fund family advised by Glenmede Advisers, Inc., a subsidiary of The Glenmede Trust Company, N.A. ("Glenmede Trust"). Also enclosed is a proxy statement describing the purpose of the special meeting of shareholders. Additional information and a consent form from Glenmede Trust are also enclosed for independent fiduciaries of Glenmede Trust's employee benefit/Keogh/individual retirement account clients only and are not to be considered proxy soliciting material.

The purpose of the proxy and meeting is to solicit your support to change the fee arrangement within the Portfolio. We and Glenmede Advisers are proposing to increase the investment management fee payable to Glenmede Advisers from its current 0.25% (25 basis points) to 0.55% (55 basis points). As described in the proxy statement, the current fee was based on Glenmede Advisers' monitoring and supervision of sub-advisers who were engaged to manage this Portfolio's investments. The Glenmede Fund has terminated the sub-advisory arrangements, and Glenmede Advisers has assumed direct management of the Portfolio. The proposed increase in compensation reflects Glenmede Advisers' assumption of these additional investment management responsibilities. Glenmede Trust has informed us that it will continue to exclude your assets invested in the U.S. Emerging Growth Portfolio from your Glenmede Trust account management fee. In addition, Glenmede Trust will continue to receive a shareholder servicing fee of 0.25% (25 basis points). The proxy statement describes the proposal, and we encourage you to read it carefully.

We note that the proposed new 0.92% estimated expense ratio remains below both the median expense ratio of 1.197% and the average expense ratio of 1.162% for comparable mutual funds chosen by Lipper, Inc., and the proposed 0.55% advisory fee is below both the 0.750% median fee and the 0.743% average fee paid by those same funds.

We believe this proposed fee increase is reasonable and competitive for this product. Please be assured that we remain committed to providing our shareholders with a high quality investment portfolio at a reasonable cost. We would appreciate if you would complete and return the proxy card by June 15, 2005, and a return envelope is enclosed for your convenience.

Sincerely,


/s/ Mary Ann B. Wirts

Mary Ann B. Wirts
President